                                                                     EXHIBIT 4.1


   NUMBER                                                              SHARES
                                         bam!
   _______                          entertainment                    __________

INCORPORATED UNDER THE LAWS                            CUSIP 059361 10 5
OF THE STATE OF DELAWARE                     SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT _________________________________________________________


                                    SPECIMEN



IS THE OWNER OF ______________________________________________________________



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE OF

                            BAM! ENTERTAINMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

     Dated:


                                     [SEAL]

/s/  GEORGE M. SUNDHEIM III                       /s/  RAYMOND C. MUSCI
    ---------------------------                       --------------------------
           Secretary                                       President & CEO


Countersigned and Registered:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
    (New York, New York)
             Transfer Agent and Registrar

By:
    -------------------------------------
                    Authorized Signature

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                            BAM! ENTERTAINMENT, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRED A-BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM  - as tenants in common                                UNIF GIFT MIN ACT - _____________  Custodian ______________
  TEN ENT  - as tenants by the entireties                                               (Cust)                   (Minor)
  JT TEN   - as joint tenants with right of                                          under Uniform Gifts to Minors
             survivorship and not as tenants                                         Act ____________________________________
             in common                                                                                (State)
  COM PROP - as community property                               UNIF TRF MIN ACT -  __________ Custodian (until age) _______)
                                                                                     _________________ under Uniform Transfers
                                                                                          (Minor)
                                                                                     to Minors Act ___________________________
                                                                                                              (State)


     Additional abbreviations may also be used though not in the above list


     For value received, ____________________________ hereby sell, assigns and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________



                                   X____________________________________________

                                   X____________________________________________


Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed


By__________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.